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                                                                   EXHIBIT 10.28



                                OPTION AGREEMENT

         OPTION AGREEMENT, dated as of June , 1998, by and between LITE VISION CORPORATION, a corporation organized in Taiwan (the "Optionee"), on the one hand, and DIGITAL RECORDERS, INC., a North Carolina corporation ("DRI") on the other.

         WHEREAS, effective as of June _, 1998, the Optionee and DRI entered into a Share Purchase Agreement (the "Purchase Agreement") pursuant to which, among other things, the Optionee is to receive the right (the "Option") to purchase up to 100,000 shares of Common Stock, par value $.10 per share (the "Option Shares") of DRI pursuant to the terms of an option agreement; and

         WHEREAS, this option agreement (the "Option Agreement") constitutes the option agreement described in the Purchase Agreement;

         NOW, THEREFORE, in consideration of the agreements set forth below, the parties hereto agree as follows:

         1. The Option. Subject to the terms and conditions hereof, the Optionee is hereby granted the Option, at any time or from time to time commencing on the date of this Option Agreement and at or before 5:00 P.M., Eastern Time, on July 1, 2001 (such three-year period hereinafter the "Option Exercise Period"), but not thereafter, to subscribe for and purchase any or all of the Option Shares for a price of $2.4375 ($2-7/16) per Option Share purchased (the "Option Exercise Price"). If the rights represented hereby shall not be exercised during the Option Exercise Period, this Option shall become and be void without further force or effect, and all rights represented hereby shall cease and expire.

         2. Exercise of Option. During the Option Exercise Period, the Optionee may exercise this Option upon presentation and surrender of this Option and upon payment of the Option Exercise Price for the Option Shares to be purchased to DRI at the principal office of DRI. Upon exercise of this Option, the form of election hereinafter provided must be duly executed and the instructions for registration of the Option Shares acquired by such exercise must be completed and delivered with this Option to DRI. If this Option is exercised in part, the Optionee shall be required to exercise this Option with respect to a minimum of 25,000 shares of Common Stock upon each such exercise in part. In the event of the exercise of this Option in part only, DRI shall cause to be delivered to the Optionee a new Option of like tenor to this Option in the name of the Optionee evidencing the right of the Optionee to purchase the number of Option Shares purchasable hereunder as to which this Option has not been exercised. On exercise of this Option, unless (i) DRI receives an opinion from counsel satisfactory to it that such a legend is not required in order to assure compliance with the Securities Act of 1933, as amended (the "1933 Act"), or any applicable state securities laws, or (ii) the Option Shares are registered under the 1933 Act, each certificate for Option Shares issued hereunder shall bear a legend reading substantially as follows:


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These securities have not been registered under the Securities Act of 1933, as amended, and may be offered and sold only if registered pursuant to the provisions of that Act or if, in the opinion of counsel to the seller, an exemption from registration thereunder is available, the availability of which must be established to the satisfaction of DRI.

         The foregoing legend may be removed with respect to any Option Shares sold upon registration or sold pursuant to an exemption from registration, including the exemption for sales made in accordance with Rule 144 promulgated under the 1933 Act, provided DRI receives an opinion from counsel satisfactory to it that such legend may be removed.

         3. Assignment. Subject to the terms contained herein, this Option may be assigned by the Optionee in whole or in part by execution by the Optionee of the form of assignment attached hereto, (i) in the sole discretion of the Optionee, to an affiliate of the Optionee, or (ii) with the prior written consent of DRI, to any other party. In the event of any permitted assignment, DRI, upon request and upon surrender of this Option by the Optionee at the principal office of DRI accompanied by payment of all transfer taxes, if any, payable in connection therewith, shall transfer this Option on the books of DRI. If the permitted assignment is in whole, DRI shall execute and deliver a new Option or Options of like tenor to this Option to the appropriate assignee expressly evidencing the right to purchase the aggregate number of Option Shares purchasable hereunder; and if the permitted assignment is in part, DRI shall execute and deliver to the appropriate assignee a new Option or Options of like tenor expressly evidencing the right to purchase the portion of the aggregate number of Option Shares as shall be contemplated by any such permitted assignment, and shall concurrently execute and deliver to the Optionee a new Option of like tenor to this Option evidencing the right to purchase the remaining portion of the Option Shares purchasable hereunder which have not been transferred to the assignee.

         4. Transfer of Option. The Optionee, by acceptance hereof, agrees that, before any transfer is made of all or any portion of this Option, the Optionee shall give written notice to DRI at least 15 days prior to the date of such proposed transfer, which notice shall specify the identity, address and affiliation, if any, of such transferee. No such transfer shall be made unless and until DRI has received an opinion of counsel for DRI or for the Optionee stating that no registration under the 1933 Act or any state securities law is required with respect to such disposition or a registration statement has been filed by DRI and declared effective by the Securities and Exchange Commission covering such proposed transfer and the Option and/or the Option Shares have been registered under appropriate state securities laws. Any transfer of this Option shall be subject to the same restrictions set forth in Section 3 hereof, that is, the Optionee may transfer this Option to an affiliate in its sole discretion, and any other transfer shall be subject to the prior written consent of DRI.



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         5. Share Dividends, Reclassification. Reorganization Provisions. (a)
If, prior to the expiration of this Option by exercise or by its terms, DRI shall issue any of its Common Stock as a share dividend or subdivide the number of outstanding shares of Common Stock into a greater number of shares then, in either of such cases, the Option Exercise Price per share purchasable pursuant to this Option in effect at the time of such action shall be proportionately reduced and the number of Option Shares purchasable pursuant to this Option shall be proportionately increased; and conversely, if DRI shall reduce the number of outstanding shares of Common Stock by combining such shares into a smaller number of shares then, in such case, the Option Exercise Price per share purchasable pursuant to this Option in effect at the time of such action shall be proportionately increased and the number of Option Shares at that time purchasable pursuant to this Option shall be proportionately decreased. If DRI shall, at any time during the life of this Option, declare a dividend payable in cash on its Common Stock and shall at substantially the same time offer to its shareholders a right to purchase new Common Stock from the proceeds of such dividend or for an amount substantially equal to the dividend, all Common Stock so issued shall, for the purpose of this Option, be deemed to have been issued as a share dividend. Any dividend paid or distributed upon Common Stock in shares of any other class of securities convertible into Common Stock shall be treated as a dividend paid in Common Stock to the extent that Common Stock is issuable upon the conversion thereof.

         (b) If, prior to the expiration of this Option by exercise or by its terms, DRI shall be recapitalized by reclassifying its outstanding Common Stock, or DRI or a successor corporation shall consolidate or merge with or convey all or substantially all of its or any successor corporation's property and assets to any other corporation or corporations (any such corporation being included within the meaning of the term "successor corporation" used above in the event of any consolidation or merger of any such corporation with, or the sale of all or substantially all of the property of any such corporation, to another corporation or corporations), the Optionee shall thereafter have the right to purchase, upon the basis and upon the terms and conditions and during the time specified in this Option, in lieu of the Option Shares theretofore purchasable upon the exercise of this Option, such shares, securities or assets as may be issued or payable with respect to, or in exchange for, the number of Option Shares theretofore purchasable upon the exercise of this Option had such recapitalization, consolidation, merger or conveyance not taken place and, in any such event, the rights of the Optionee to an adjustment in the number of Option Shares purchasable upon the exercise upon this Option as herein provided shall continue and be preserved in respect of any shares, securities or assets which the Optionee becomes entitled to purchase.

         (c) If: (i) DRI shall take a record of holders of its Common Stock for the purpose of entitling them to receive a dividend payable otherwise than in cash, or any other distribution in respect of the Common Stock (including cash), pursuant to, without limitation, any spin-off, split-off, or distribution of DRI's assets; or (ii) DRI shall take a record of the holders of its Common Stock for the purpose of entitling them to subscribe for or purchase any shares of any class or to receive any other rights; or (iii) in the event of any classification, reclassification or other reorganization of the securities which DRI is authorized to issue, consolidation or merger by DRI with or into another



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corporation, or conveyance of all or substantially all of the assets of DRI; or
(iv) in the event of any voluntary or involuntary dissolution, liquidation or winding up of DRI; then, and in any such case, DRI shall mail to the Optionee, at least 15 days prior thereto, a notice stating the date or expected date on which a record is to be taken for the purpose of such dividend, distribution or rights, or the date on which such classification, reclassification, reorganization, consolidation, merger, conveyance, dissolution, liquidation or winding up, as the case may be, will be effected. Such notice shall also specify the date or expected date, if any is to be fixed, as to which holders of Common Stock of record shall be entitled to participate in such dividend, distribution or rights, or shall be entitled to exchange their Common Stock or securities or other property deliverable upon such classification, reclassification, reorganization, consolidation, merger, conveyance, dissolution, liquidation or winding up, as the case may be.

         (d) If DRI, at any time while this Option shall remain unexpired and unexercised in whole or in part, shall sell all or substantially all of its property, dissolve, liquidate or wind up its affairs, the Optionee may thereafter receive upon exercise hereof, in lieu of each Option Share which it would have been entitled to receive, the same kind and amount of any securities or assets as may be issuable, distributable or payable upon any such sale, dissolution, liquidation or winding up with respect to each share of Common Stock of DRI purchased upon exercise of this Option.

         6. Reservation of Shares Issuable on Exercise of Option. At all times during the Option Exercise Period, DRI will reserve and keep available out of its authorized Common Stock, solely for issuance upon the exercise of this Option, such number of shares of Common Stock and other securities as from time to time may be issuable upon exercise of this Option.

         7. Request to Transfer Agent. On exercise of all or any portion of this Option, DRI shall, within ten days of the receipt of good and clean funds for the purchase of any or all of the Option Shares, advise its Transfer Agent and Registrar of the required issuance of the number of Option Shares and the names in which such Option Shares are to be registered pursuant to the exercise form attached hereto. DRI shall also execute and deliver any and all such further documents as may be requested by the Transfer Agent and Registrar for the purpose of effecting the issuance of Option Shares upon payment therefor by the Optionee or any assignee.

         8. Loss Theft Destruction or Mutilation. Upon receipt by DRI of evidence satisfactory to it (in the exercise of its reasonable discretion) of the ownership of and the loss, theft, destruction or mutilation of this Option, and the purchase by the Optionee of a lost security bond (or, if acceptable to DRI, the provision of a satisfactory indemnity from the Optionee) in an amount equal to or exceeding the total value of the Option Shares to be purchased hereunder, DRI will execute and deliver, in lieu thereof, a new Option of like tenor.

         9. Optionee Not a Shareholder. The Optionee or any other holder of this Option shall, as such, not be entitled by reason of ownership of this Option to any rights whatsoever of a shareholder of DRI.




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         10. Transfer Taxes. The Optionee or its assignee(s) will pay all taxes in respect of the issue or transfer of this Option or the Option Shares issuable upon exercise hereof.

         11. Mailing of Notice. All notices and other communications from DRI to the Optionee or from the Optionee to DRI shall be mailed by first class, certified mail, postage prepaid, or sent by receipt confirmed facsimile transmission, to the address furnished to each party in writing by the other party.

         12. Fractional Shares. No fractional shares or scrip representing fractional shares shall be issued upon exercise of this Option. With respect to any fraction of a share called for upon the exercise hereof, DRI shall issue to the Optionee at no extra cost another whole share for any fraction which is one-half or greater, and the Optionee shall forfeit the fractional share that is less than one-half of a share.

         13. Common Stock Defined. Whenever reference is made in this Option to the issue or sale of Common Stock, the term "Common Stock" shall mean the voting Common Stock of DRI of the class authorized as of the date hereof and any other class of stock ranking on a parity with such Common Stock.

         14. Registration Rights. The Optionee and DRI acknowledge their execution of a Registration Rights Agreement between the parties which provides, among other things, for certain registration rights which are for the benefit of the Optionee and any assignee(s). DRI's agreements with respect to the registration rights will continue in effect regardless of the exercise or surrender of this Option by either the Optionee or any assignee(s).

         15. Payment for Option. Upon the execution and delivery of this Option Agreement, together with the legal opinion and certificates of DRI described
below, the Optionee shall deliver to DRI good funds in the amount of $        ,
which is the Purchase Price for the Option.

         16. Opinion of Legal Counsel. As a condition to the execution and delivery of this Option Agreement by the parties and the payment by Optionee of the Purchase Price specified in Section 15, DRI shall deliver to Optionee an opinion of its legal counsel to the following effect:

         (i) DRI is a corporation duly organized, validly existing and in good standing under the laws of North Carolina. DRI has all corporate power and authority necessary to engage in the business in which it is presently engaged and to execute, deliver and perform its obligations under this Option Agreement. To the best of such counsel's knowledge, there are no options, puts, calls or other rights outstanding to purchase or sell DRI's securities other than as contemplated by the Option Agreement or as disclosed in the Annexes or Exhibits to the Purchase Agreement.



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         (ii) DRI's authorized capitalization consists of 10,000,000 shares of
Common Stock, par value $.10 per share, and 1,000,000 shares of Preferred Stock, par value $.10 per share. As of the date of this Option Agreement, there are 2,674,075 shares of Common Stock issued and outstanding, and 354 shares of Preferred Stock issued and outstanding. All of such outstanding shares of Common Stock have been duly authorized and validly issued and are fully paid and nonassessable.

         (iii) Execution and delivery of the Option Agreement and the consummation of the transactions contemplated thereby have been duly and validly authorized by all necessary action, corporate or otherwise, by DRI. This Option Agreement and the Registration Rights Agreement are legal, valid and binding obligations of DRI, enforceable against DRI in accordance with their terms except as enforcement may be limited by general equitable principles or bankruptcy, insolvency or similar laws affecting creditors' rights generally. DRI has all requisite power and authority to execute, deliver and perform this Option Agreement and the Registration Rights Agreement.

         (iv) There are no preemptive rights to acquire DRI's Common Stock or Preferred Stock.

         (v) The Option Shares, when issued in accordance with the terms and conditions of this Option Agreement, will be duly authorized, validly issued, fully paid and nonassessable and will be free and clear of any adverse claim, security interest, lien, pledge, option, encumbrance or restriction whatever; provided, however, that the Option Shares will be "restricted securities" as such term is defined under the 1933 Act (unless registered for sale as described in the Registration Rights Agreement) and the certificates representing the Option Shares will contain a legend to reflect such status; and provided further that the Optionee's status as an "affiliate" as defined under the 1933 Act may subject the Buyer to certain restrictions as provided in the 1933 Act, the 1934 Act, or the rules and regulations thereunder.

         (vi) The offer and sale of the Option are exempt from the registration requirements of Section 5 of the 1933 Act. The offer and sale of the Option Shares, when issued in accordance with all terms and conditions of the Option Agreement, will be exempt from the registration requirements of Section 5 of this 1933 Act.

         (vii) Except as disclosed in the Share Purchase Agreement or the Exhibits or Annexes thereto, such counsel is not aware of any pending or threatened action, suit, proceeding or investigation before any court or any public, regulatory, or governmental agency, authority or body, involving DRI or any of its existing officers or directors and such counsel do not know of any legal matter or government proceedings regarding DRI.

         17. Representations of DRI. As a condition to the execution and delivery of this Option Agreement and the payment by Optionee of the Purchase Price specified in Section 15, DRI shall deliver to Optionee a certificate of the chief executive officer and chief financial officer of DRI to the effect that, as of the date of the Option Agreement:



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         (i) All of the representations and warranties of DRI contained in
Article III of the Purchase Agreement are in all material respects true and correct and all of the covenants of DRI contained in Article V of the Purchase Agreement have in all material respects been satisfied or performed; and

         (ii) DRI has all requisite power and authority to execute, deliver and perform this Option Agreement, and has all requisite power and authority to execute and deliver the certificates representing the Option Shares. All necessary corporate proceedings of DRI have been duly taken to authorize the execution, delivery and performance by DRI of the Option Agreement. The Option Agreement has been duly authorized, executed and delivered by DRI, is the legal, valid and binding obligation of DRI, and is enforceable as to DRI in accordance with its terms. No consent, authorization, approval, order, license, certificate, or permit of or from, or declaration or filing with, any federal, state, local or other governmental authority or any court or other tribunal is required by DRI for the execution delivery or performance by DRI of the Option Agreement. No consent of any party to any contract, agreement, instrument, lease, license, arrangement or understanding to which DRI is a party, or to which any of its properties or assets are subject, is required for the execution, delivery or performance of the Option Agreement. The Option Shares, when issued in accordance with the terms and conditions of this Option Agreement, will be duly authorized, validly issued, fully paid and nonassessable and will be free and clear of any adverse claim, security interest, lien, pledge, option, encumbrance or restriction whatever.

         18. Governing Law. This Option shall be governed by, and construed in accordance with, the laws of the State of North Carolina.

         IN WITNESS WHEREOF, the parties have executed this Option Agreement on the day and year first above written.

                                       DRI:

                                       DIGITAL RECORDERS, INC.

                                       By:

                                       Print Name:

                                       Title:


                                       OPTIONEE:

                                       LITE VISION CORPORATION

                                       By:

                                       Print Name:

                                       Title:



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FORM TO BE USED TO EXERCISE OPTION:

                                  EXERCISE FORM

         The undersigned hereby elects irrevocably to exercise the within Option and to purchase 100,000 shares of Common Stock of Digital Recorders, Inc., called for hereby, and hereby makes payment of $______________ (at the rate of $2.4375 per share) in payment of the Option Exercise Price pursuant hereto. Please issue the shares as to which this Option is exercised in accordance with the instructions given below.

                                       ------------------------------
                                       Signature

                                       Signature Guaranteed

Date:
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                    INSTRUCTIONS FOR REGISTRATION OF SHARES:

Register Shares in name of:
                           -------------------------------------------------
                                                     (Print)

Address:
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FORM TO BE USED TO ASSIGN OPTION:

                                   ASSIGNMENT

For value received ___________________________ does hereby sell, assign and transfer unto ______________________________ the right to purchase ______________________ shares of Common Stock of Digital Recorders, Inc., evidenced by the within Option, and does hereby irrevocably constitute and appoint Digital Recorders, Inc. and/or its Transfer Agent as attorney to transfer the same on the books of Digital Recorders, Inc. with full power of substitution in the premises.

                                       ----------------------------------
                                       Signature

                                       Signature Guaranteed


Date:
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NOTICE: The signature to the form to exercise or form to assign must correspond with the name as written upon the face of the within Option in every particular without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank, other than a savings bank, or by a trust company or by a firm having membership on a registered national securities exchange.